Exhibit 99.1

Contact:	Brad Tilden	-or-	Caroline Boren

	206/392-5362		206/392-5799

FOR IMMEDIATE RELEASE	January 26, 2006

ALASKA AIR GROUP REPORTS 2005 FULL YEAR RESULTS

SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported full year income of $84.5 million, or $2.65 per diluted share, before the cumulative effect of a maintenance accounting policy change, compared to a loss of $15.3 million, or $0.57 per share in 2004. Both 2005 and 2004 include certain significant items related to mark-to-market fuel hedge accounting, restructuring activities, refunds of navigation fees, and impairment charges that impact the comparability of the periods. Excluding the impact of these items, 2005 net income would have been $55.0 million, or $1.78 per diluted share, compared to $5.2 million, or $0.19 per share in 2004.

The Company reported a fourth quarter net loss of $33.0 million, or $1.15 per share, compared to a net loss of $44.9 million, or $1.66 per share, in the fourth quarter of 2004. Similar to the items noted for the full year, both the 2005 and 2004 quarterly results include mark-to-market fuel hedge accounting adjustments, restructuring activities and an impairment charge in 2004. Excluding the impact of these items, fourth quarter net income would have been $0.6 million, or $0.02 per diluted share in 2005, compared to a loss of $14.3 million, or $0.53 per share, in the fourth quarter of 2004.

“Sacrifices by our employees, strong revenue performance and the benefit of our fuel hedging program enabled us to be one of only a couple of major airlines that posted a significant adjusted profit for 2005,” said Bill Ayer, chairman and chief executive officer. “Our people should be extremely proud of that. I want to thank our customers for sticking with us and our employees for their hard work. Our job now is to stay the course to secure Alaska Air Group’s position as a leader in this tumultuous industry.”

Alaska Airlines’ passenger traffic in the fourth quarter increased 3.2 percent on a capacity increase of 1.9 percent. Alaska’s load factor increased 1.0 percentage point to 73.9 percent compared to the same period in 2004. Alaska’s operating revenue per available seat mile (ASM) increased 8.4 percent and its operating costs per ASM excluding fuel and restructuring charges increased 0.9 percent. Alaska’s pretax loss for the quarter was $46.3 million, compared to a pretax loss of $68.9 million in 2004. Excluding the unusual items referenced above, Alaska’s pretax income was $0.5 million for the quarter compared to a $22.7 million loss in the fourth quarter of 2004.

Horizon Air’s passenger traffic in the fourth quarter increased 11.1 percent on an 8.2 percent capacity increase. Horizon’s load factor increased by 2.0 percentage points to 73.7 percent compared to the same period in 2004. Horizon’s operating revenue per ASM increased 1.1 percent and its operating costs per ASM excluding fuel and impairment charges increased 1.1 percent. Horizon’s pretax loss for the quarter was $6.6 million, compared to a pretax loss of $1.6 million in 2004. Excluding the unusual items referenced above, Horizon’s pretax income was $0.4 million for the quarter compared to $1.8 million in the fourth quarter of 2004.

Alaska Air Group had cash and short-term investments at December 31, 2005 of approximately $983 million compared to $874 million at December 31, 2004. The Company’s debt-to-capital ratio, assuming aircraft operating leases are capitalized at seven times annualized rent, was 73 percent as of December 31, 2005, compared to 78 percent as of December 31, 2004. The Company’s cash position and debt-to-capital ratio were positively impacted by Air Group’s recent common stock offering which raised approximately $200 million in net proceeds.

A summary of financial and statistical data for Alaska Airlines and Horizon Air as well as a reconciliation of the reported non-GAAP financial measures can be found on pages 6 through 10.

A conference call regarding the fourth quarter and full year 2005 results will be simulcast via the internet at 8:00 a.m. Pacific Time on January 26, 2006. It may be accessed through the company’s website at www.alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at www.alaskaair.com.

This report contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from that indicated by any forward-looking statements. Some of the things that could cause our actual results to differ from our expectations are: the competitive environment and other trends in our industry; changes in our operating costs including fuel, which can be volatile; our ability to meet our cost reduction goals; our inability to achieve or maintain profitability and fluctuations in our quarterly results; our significant indebtedness; our inability to secure new aircraft financing; the implementation of our growth strategy; possible accelerated retirement of our MD-80 fleet; compliance with our financial covenants; potential downgrades of our credit ratings and the availability of financing; the concentration of our revenue from a few key markets; general economic conditions, as well as economic conditions in the geographic regions we serve; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; labor disputes; our ability to attract and retain qualified personnel; an aircraft accident or incident; liability and other claims asserted against us; operational disruptions; increases in government fees and taxes; changes in laws and regulations; our reliance on automated systems; and our reliance on third-party vendors and partners. For a discussion of these and other risk factors, see the Company’s Form S-3 Registration Statement filed on December 12, 2005. All of the forward- looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this press release to conform them to actual results.

# # #

Alaska Airlines and sister carrier, Horizon Air, together serve 88 cities through an expansive network throughout Alaska, the Lower 48, Canada and Mexico. For reservations visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air newsroom at http://newsroom.alaskaair.com.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions Except Per Share Amounts)

	Three Months Ended December 31		Twelve Months Ended December 31
	2005	2004	2005	2004
Operating Revenues:
Passenger	$666.8	$598.6	$2,728.7	$2,497.1
Freight and mail	22.8	22.0	94.1	90.3
Other - net	41.0	35.7	152.5	136.4

Total Operating Revenues	730.6	656.3	2,975.3	2,723.8

Operating Expenses:
Wages and benefits	230.1	230.4	923.6	967.5
Contracted services	36.2	29.3	132.4	108.4
Aircraft fuel	196.8	155.9	722.8	540.7
Aircraft maintenance	53.9	46.2	228.5	184.1
Aircraft rent	47.0	45.9	187.0	187.4
Food and beverage service	13.1	12.4	50.2	51.9
Selling expenses	38.2	33.4	157.7	144.9
Depreciation and amortization	37.6	36.8	143.4	142.6
Landing fees and other rentals	51.9	46.6	208.4	185.1
Other	51.9	50.4	208.3	197.4
Restructuring charges	(0.3)	25.9	20.4	53.4
Impairment of aircraft and related spare parts	—	0.6	—	40.2

Total Operating Expenses	756.4	713.8	2,982.7	2,803.6

Operating Loss	(25.8)	(57.5)	(7.4)	(79.8)

Nonoperating Income (Expense):
Interest income	9.3	5.9	30.9	24.5
Interest expense	(17.5)	(13.0)	(63.0)	(51.9)
Interest capitalized	4.0	0.6	8.9	1.7
Fuel hedging gains (losses)	(24.7)	(7.8)	173.9	85.5
Other - net	(1.6)	(1.1)	(6.1)	(0.6)

	(30.5)	(15.4)	144.6	59.2

Income (loss) before income tax and accounting change	(56.3)	(72.9)	137.2	(20.6)
Income tax expense (benefit)	(23.3)	(28.0)	52.7	(5.3)

Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Cumulative effect of accounting change, net of tax	—	—	(90.4)	—

Net Loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)

Basic Earnings Per Share:
Income (loss) before accounting change	$(1.15)	$(1.66)	$3.06	$(0.57)
Cumulative effect of accounting change	NA	NA	(3.27)	NA

Net Loss Per Share	$(1.15)	$(1.66)	$(0.21)	$(0.57)

Diluted Earnings Per Share:
Income (loss) before accounting change	$(1.15)	$(1.66)	$2.65	$(0.57)
Cumulative effect of accounting change	NA	NA	(2.66)	NA

Net Loss Per Share	$(1.15)	$(1.66)	$(0.01)	$(0.57)

Shares Used for Computation:
Basic	28.629	26.975	27.609	26.859
Diluted	28.629	26.975	33.917	26.859

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	December 31, 2005	December 31, 2004
Cash and marketable securities	$983	$874

Total current assets	$1,540	$1,242
Property and equipment-net	2,032	1,908
Other assets	220	185

Total assets	$3,792	$3,335

Current liabilities	$1,165	$957
Long-term debt and capital lease obligations	969	990
Other liabilities and credits	830	723
Shareholders’ equity	828	665

Total liabilities and shareholders’ equity	$3,792	$3,335

Alaska Airlines Financial and Statistical Data

	Three Months Ended December 31				Twelve Months Ended December 31
	2005	2004	% Change		2005		2004	% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$526.4	$477.8	10.2		$2,183.0		$2,023.6	7.9
Freight and mail	21.9	21.1	3.8		90.3		86.4	4.5
Other - net	38.9	32.4	20.1		142.8		123.0	16.1

Total Operating Revenues	587.2	531.3	10.5		2,416.1		2,233.0	8.2

Operating Expenses:
Wages and benefits	181.2	187.9	(3.6)		737.4		799.7	(7.8)
Contracted services	32.9	26.2	25.6		119.9		96.5	24.2
Aircraft fuel	170.9	135.6	26.0		626.6		472.0	32.8
Aircraft maintenance	41.7	34.5	20.9		185.2		145.8	27.0
Aircraft rent	29.6	28.0	5.7		116.8		113.5	2.9
Food and beverage service	12.5	11.9	5.0		47.7		49.8	(4.2)
Selling expenses	29.0	31.1	(6.8)		126.9		132.2	(4.0)
Depreciation and amortization	32.5	32.9	(1.2)		125.4		128.1	(2.1)
Landing fees and other rentals	40.4	35.9	12.5		161.9		142.0	14.0
Other	39.0	38.2	2.1		158.7		148.6	6.8
Restructuring charges	(0.3)	25.9	NM		20.4		53.4	NM
Impairment of aircraft and related spare parts	—	—	NM		—		36.8	NM

Total Operating Expenses	609.4	588.1	3.6		2,426.9		2,318.4	4.7

Operating Loss	(22.2)	(56.8)	NM		(10.8)		(85.4)	NM

Interest income	9.4	6.2			32.5		26.2
Interest expense	(14.3)	(11.0)			(51.2)		(44.1)
Interest capitalized	3.6	0.4			8.1		1.1
Fuel hedging gains (losses)	(21.5)	(6.8)			150.6		75.3
Other - net	(1.3)	(0.9)			(5.0)		(0.1)

	(24.1)	(12.1)			135.0		58.4

Income (Loss) Before Income Tax and Accounting Change	$(46.3)	$(68.9)	NM		$124.2		$(27.0)	NM

Operating Statistics:
Revenue passengers (000)	4,043	3,998	1.1		16,759		16,295	2.8
RPMs (000,000)	4,104	3,976	3.2		16,915		16,231	4.2
ASMs (000,000)	5,556	5,452	1.9		22,292		22,276	0.1
Passenger load factor	73.9%	72.9%	1.0	pts	75.9%		72.9%	3.0	pts
Yield per passenger mile	12.83 ¢	12.02 ¢	6.7		12.91	¢	12.47 ¢	3.5
Operating revenue per ASM	10.57 ¢	9.75 ¢	8.4		10.84	¢	10.02 ¢	8.2
Operating expenses per ASM (a)	10.97 ¢	10.79 ¢	1.7		10.89	¢	10.41 ¢	4.6
Operating expenses per ASM excluding fuel, navigation fee recovery, restructuring and impairment charges(a)	7.90 ¢	7.83 ¢	0.9		8.01	¢	7.92 ¢	1.1
Raw fuel cost per gallon (a)	$2.02	$1.60	26.3		$1.84		$1.37	34.3
GAAP fuel cost per gallon (a)	$1.99	$1.56	27.6		$1.81		$1.33	36.1
Economic fuel cost per gallon (a)	$1.69	$1.40	20.7		$1.53		$1.26	21.4
Fuel gallons (000,000)	85.7	87.1	(1.6)		346.4		354.7	(2.3)
Average number of employees	8,937	9,433	(5.3)		9,065		9,968	(9.1)
Aircraft utilization (blk hrs/day)	10.8	10.8	0.0		10.8		11.0	(1.8)
Operating fleet at period-end	110	108	1.9		110		108	1.9

NM = Not Meaningful

(a)	See Note A on page 8.

Horizon Air Financial and Statistical Data

	Three Months Ended December 31				Twelve Months Ended December 31
	2005	2004	% Change		2005		2004		% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$138.2	$125.1	10.5		$544.0		$487.3		11.6
Freight and mail	0.9	0.9	0.0		3.8		3.9		(2.6)
Other - net	1.8	2.9	(37.9)		8.6		12.0		(28.3)

Total Operating Revenues	140.9	128.9	9.3		556.4		503.2		10.6

Operating Expenses:
Wages and benefits	46.8	41.4	13.0		178.4		163.5		9.1
Contracted services	6.1	5.3	15.1		23.8		20.7		15.0
Aircraft fuel	25.9	20.3	27.6		96.2		68.7		40.0
Aircraft maintenance	12.2	11.7	4.3		43.3		38.3		13.1
Aircraft rent	17.4	17.9	(2.8)		70.2		73.9		(5.0)
Food and beverage service	0.6	0.5	20.0		2.5		2.1		19.0
Selling expenses	7.0	6.6	6.1		29.1		26.5		9.8
Depreciation and amortization	4.8	3.7	29.7		16.8		13.4		25.4
Landing fees and other rentals	12.0	10.2	17.6		47.7		41.4		15.2
Other	11.2	10.8	3.7		42.2		42.0		0.5
Impairment of aircraft and related spare parts	—	0.6	NM		—		3.4		NM

Total Operating Expenses	144.0	129.0	11.6		550.2		493.9		11.4

Operating Income (Loss)	(3.1)	(0.1)	NM		6.2		9.3		NM

Interest income	0.6	0.2			1.6		1.1
Interest expense	(1.2)	(0.7)			(5.5)		(3.9)
Interest capitalized	0.4	0.2			0.8		0.6
Fuel hedging gains (losses)	(3.2)	(1.0)			23.3		10.2
Other - net	(0.1)	(0.2)			—		(0.2)

	(3.5)	(1.5)			20.2		7.8

Income (Loss) Before Income Tax and Accounting Change	$(6.6)	$(1.6)	NM		$26.4		$17.1		NM

Operating Statistics:
Revenue passengers (000)	1,613	1,568	2.9		6,481		5,930		9.3
RPMs (000,000)	632	569	11.1		2,475		2,155		14.8
ASMs (000,000)	858	793	8.2		3,400		3,107		9.4
Passenger load factor	73.7%	71.7%	2.0	pts	72.8%		69.3%		3.5	pts
Yield per passenger mile	21.87 ¢	21.99 ¢	(0.5)		21.98	¢	22.61	¢	(2.8)
Operating revenue per ASM	16.42 ¢	16.25 ¢	1.1		16.36	¢	16.20	¢	1.0
Operating expenses per ASM (a)	16.78 ¢	16.26 ¢	3.2		16.18	¢	15.90	¢	1.8
Operating expenses per ASM excluding fuel and impairment charges (a)	13.76 ¢	13.62 ¢	1.1		13.35	¢	13.58	¢	(1.7)
Raw fuel cost per gallon (a)	$2.06	$1.66	24.1		$1.90		$1.42		33.8
GAAP fuel cost per gallon (a)	$2.04	$1.62	25.9		$1.87		$1.38		35.5
Economic fuel cost per gallon (a)	$1.74	$1.48	17.6		$1.58		$1.31		20.6
Fuel gallons (000,000)	12.7	12.5	1.6		51.3		49.7		3.2
Average number of employees	3,537	3,493	1.3		3,456		3,423		1.0
Aircraft utilization (blk hrs/day)	8.7	8.5	2.4		8.7		8.3		4.8
Operating fleet at period-end	65	65	0.0		65		65		0.0

NM = Not Meaningful

(a)	See Note A on page 8.

Note A:

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate), the navigation fee refund, restructuring charges or adjustments thereto, and aircraft impairment charges. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without impairment and restructuring charges is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major network airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.:

($ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2005	2004	2005	2004
Unit cost reconciliations:
Operating expenses	$609.4	$588.1	$2,426.9	$2,318.4
ASMs (000,000)	5,556	5,452	22,292	22,276

Operating expenses per ASM	10.97 ¢	10.79 ¢	10.89 ¢	10.41 ¢

Operating expenses	$609.4	$588.1	$2,426.9	$2,318.4
Less: aircraft fuel	(170.9)	(135.6)	(626.6)	(472.0)
Less: restructuring charges	0.3	(25.9)	(20.4)	(53.4)
Add: navigation fee refund	—	—	4.7	7.7
Less: impairment of aircraft and related spare parts	—	—	—	(36.8)

Operating expenses excluding fuel, navigation fee refund, restructuring and impairment charges	$438.8	$426.6	$1,784.6	$1,763.9
ASMs (000,000)	5,556	5,452	22,292	22,276

Operating expenses per ASM excluding fuel, navigation fee refund, restructuring and impairment charges	7.90 ¢	7.83 ¢	8.01 ¢	7.92 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income (loss) before taxes and accounting change, excluding mark-to-market hedging gains (losses), navigation fee refund, restructuring and impairment charges	$0.5	$(22.7)	$85.8	$2.1
Add: mark-to-market hedging gains (losses) included in nonoperating income (expense)	(47.1)	(20.3)	53.1	50.1
Less: restructuring charges	0.3	(25.9)	(20.4)	(53.4)
Add: navigation fee refund and related interest received	—	—	5.7	11.0
Less: impairment of aircraft and related spare parts	—	—	—	(36.8)

GAAP income (loss) before taxes and accounting change as reported	$(46.3)	$(68.9)	$124.2	$(27.0)

	Three Months Ended December 31
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$172.7	$2.02	$139.3	$1.60
Less: gains on settled hedges included in fuel expense	(1.8)	(0.03)	(3.7)	(0.04)

GAAP fuel expense	$170.9	$1.99	$135.6	$1.56
Less: gains on settled hedges included in nonoperating income (expense)	(25.6)	(0.30)	(13.5)	(0.16)

Economic fuel expense	$145.3	$1.69	$122.1	$1.40

Fuel gallons (000,000)	85.7		87.1

Mark-to-market gains (losses) included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$(47.1)		$(20.3)

	Twelve Months Ended December 31
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$637.9	$1.84	$486.6	$1.37
Less: gains on settled hedges included in fuel expense	(11.3)	(0.03)	(14.6)	(0.04)

GAAP fuel expense	$626.6	$1.81	$472.0	$1.33
Less: gains on settled hedges included in nonoperating income (expense)	(97.5)	(0.28)	(25.2)	(0.07)

Economic fuel expense	$529.1	$1.53	$446.8	$1.26

Fuel gallons (000,000)	346.4		354.7

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$53.1		$50.1

Horizon Air Industries, Inc.

($ in millions)

	Three Months Ended December 31,		Twelve Months Ended December 31
	2005	2004	2005	2004
Unit cost reconciliations:
Operating expenses	$144.0	$129.0	$550.2	$493.9
ASMs (000,000)	858	793	3,400	3,107

Operating expenses per ASM	16.78 ¢	16.26 ¢	16.18 ¢	15.90 ¢

Operating expenses	$144.0	$129.0	$550.2	$493.9
Less: aircraft fuel	(25.9)	(20.3)	(96.2)	(68.7)
Less: impairment of aircraft and related spare parts	—	(0.6)	—	(3.4)

Operating expenses excluding fuel and impairment charges	$118.1	$108.1	$454.0	$421.8
ASMs (000,000)	858	793	3,400	3,107

Operating expenses per ASM excluding fuel and impairment charges	13.76 ¢	13.62 ¢	13.35 ¢	13.58 ¢

Reconciliation to GAAP income (loss) before taxes and accounting change:
Income before taxes and accounting change, excluding impairment charges and mark-to-market hedging gains (losses)	$0.4	$1.8	$17.8	$13.7
Add: mark-to-market hedging gains (losses) included in nonoperating income (expense)	(7.0)	(2.8)	8.6	6.8
Less: impairment of aircraft and related spare parts	—	(0.6)	—	(3.4)

GAAP income (loss) before taxes and accounting change as reported	$(6.6)	$(1.6)	$26.4	$17.1

	Three Months Ended December 31,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Aircraft fuel reconciliations:
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$26.1	$2.06	$20.8	$1.66
Less: gains on settled hedges included in fuel expense	(0.2)	(0.02)	(0.5)	(0.04)

GAAP fuel expense	$25.9	$2.04	$20.3	$1.62
Less: gains on settled hedges included in nonoperating income (expense)	(3.8)	(0.30)	(1.8)	(0.14)

Economic fuel expense	$22.1	$1.74	$18.5	$1.48

Fuel gallons (000,000)	12.7		12.5

Mark-to-market gains (losses) included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$(7.0)		$(2.8)

	Twelve Months Ended December 31,
	2005		2004
	(000s)	Cost/Gal	(000s)	Cost/Gal
Fuel expense before hedge activities (“raw” or “into-plane” fuel cost)	$97.7	$1.90	$70.7	$1.42
Less: gains on settled hedges included in fuel expense	(1.5)	(0.03)	(2.0)	(0.04)

GAAP fuel expense	$96.2	$1.87	$68.7	$1.38
Less: gains on settled hedges included in nonoperating income (expense)	(14.7)	(0.29)	(3.4)	(0.07)

Economic fuel expense	$81.5	$1.58	$65.3	$1.31

Fuel gallons (000,000)	51.3		49.7

Mark-to-market gains included in non-operating income (expense) related to hedges that settle in future periods, net of the reclassification of previously recorded mark-to-market gains to gains on settled hedges included in nonoperating income (expense)	$8.6		$6.8

Air Group Net Income and EPS Reconciliation:

The following table reconciles Alaska Air Group, Inc.'s net income (loss) and diluted earnings per share during 2005 and 2004 excluding the cumulative effect of the accounting change, mark-to-market hedging gains (losses) net of related reclassifications, the navigation fee refund, and restructuring and impairment charges to the reported GAAP amounts (in millions except per share amounts):

	Three Months Ended December 31,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS excluding mark-to-market hedging gains (losses), restructuring and impairment charges	$0.6	$0.02	$(14.3)	$(0.53)
Mark-to-market hedging gains (losses), net of tax	(33.8)	(1.18)	(14.2)	(0.53)
Restructuring charges, net of tax	0.2	0.01	(16.0)	(0.59)
Impairment charges, net of tax	—	—	(0.4)	(0.01)

Reported GAAP amounts	$(33.0)	$(1.15)	$(44.9)	$(1.66)

	Twelve Months Ended December 31,
	2005		2004
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS excluding the cumulative effect of the accounting change, mark-to-market hedging gains, navigation fee refund, restructuring and impairment charges	$55.0	$1.78	$5.2	$0.19
Cumulative effect of accounting change, net of tax	(90.4)	(2.66)	—	—
Mark-to-market hedging gains, net of tax	38.6	1.14	31.7	1.18
Navigation fee refund, net of tax	3.6	0.10	6.3	0.23
Restructuring charges, net of tax	(12.7)	(0.37)	(31.8)	(1.18)
Impairment charges, net of tax	—	—	(26.7)	(0.99)

Reported GAAP amounts	$(5.9)	$(0.01)	$(15.3)	$(0.57)

Air Group EPS Calculations:

The following table summarizes Alaska Air Group, Inc.'s basic and diluted per share calculations for income (loss) before the accounting change and net income (loss) (in millions except per share amounts):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Basic Earnings Per Share:
Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Weighted average shares outstanding	28.629	26.975	27.609	26.859

Income (loss) per share before accounting change	$(1.15)	$(1.66)	$3.06	$(0.57)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	27.609	NA

Per share cumulative effect of accounting change	NA	NA	$(3.27)	NA

Net loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)
Weighted average shares outstanding	28.629	26.975	27.609	26.859

Net loss per share	$(1.15)	$(1.66)	$(0.21)	$(0.57)

Diluted Earnings Per Share:
Income (loss) before accounting change	$(33.0)	$(44.9)	$84.5	$(15.3)
Interest on convertible notes, net of tax	NA	NA	5.5	NA

Income before accounting change for diluted calculation	$(33.0)	$(44.9)	$90.0	$(15.3)
Weighted average shares outstanding	28.629	26.975	33.917	26.859

Income (loss) per share before accounting change	$(1.15)	$(1.66)	$2.65	$(0.57)

Cumulative effect of accounting change, net of tax	NA	NA	$(90.4)	NA
Weighted average shares outstanding	NA	NA	33.917	NA

Per share cumulative effect of accounting change	NA	NA	$(2.66)	NA

Net loss	$(33.0)	$(44.9)	$(5.9)	$(15.3)
Interest on convertible notes, net of tax	NA	NA	5.5	NA

Net income for diluted calculation	$(33.0)	$(44.9)	$(0.4)	$(15.3)
Weighted average shares outstanding	28.629	26.975	33.917	26.859

Net loss per share	$(1.15)	$(1.66)	$(0.01)	$(0.57)

Forecasted Financial Measures

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for 2006. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

	Alaska Airlines			Horizon Air
	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (See Note 1)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (See Note 1)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)
First quarter 2006	8.35	3.05	11.40	14.70	3.10	17.80
Full year 2006	7.65	3.05	10.70	13.95	3.10	17.05

Note 1: Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon for both Alaska and Horizon. The estimate also excludes the benefit from settled hedges recorded in other non-operating income as it does not impact our operating cost per available seat mile as presented on a GAAP basis. Given the volatility of fuel prices, readers should be cautioned that actual fuel expense will likely differ from the forecast above.